                         RESORTS INTERNATIONAL, INC.
                                1133 Boardwalk
                       Atlantic City, New Jersey  08401

                                                        As of January ___, 1994


P.I. Resorts Limited
c/o Resorts International
1133 Boardwalk
Atlantic City, NJ 08401

     RE:     STANDBY DISTRIBUTION AGREEMENT
             DATED AS OF OCTOBER 15, 1993

Dear Sirs:

     The undersigned, Resorts International, Inc. ("RII" or "SELLER") and P.I. Resorts Limited ("BUYER") are parties to that certain Standby Distribution Agreement dated as of October 15, 1993, as amended (the "STANDBY AGREEMENT"), regarding the purchase of the capital stock of Resorts International (Bahamas) 1984 Limited ("RIB") and certain assets of RII and the RII Paradise Subsidiaries. All capitalized terms used in this letter agreement without definition shall have the meanings ascribed to them in the Standby Agreement.

     The purpose of this letter agreement is to amend further the Standby Agreement to reflect certain changes to the terms of the transactions described therein.

     The Standby Agreement is hereby amended as follows:

     1. Section 5.03(a) of the Standby Agreement is hereby amended by deleting the date "February 15, 1994" contained therein and substituting therefor "March 21, 1994".

     2. From March 15, 1994, Seller agrees, upon request of Buyer, to cause RIB to incur up to $3 million of expenditures, accrued and incurred subsequent to March 15, 1994, relating to the redevelopment of the Paradise Island Business (the "Development Expenditures"), such Development Expenditures to include, without limitation, professional fees, mechanical and electrical repairs and improvements, infrastructure repairs and improvements, construction of mock-up rooms, purchases of material and similar redevelopment type expenditures. Buyer and Seller agre


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that all such Development Expenditures shall be recorded on the books and records of the Paradise Island Business in accordance with GAAP and shall be properly reflected in the Preliminary Closing Date Balance Sheet and the Closing Date Balance Sheet in accordance with the terms of the Standby Agreement; PROVIDED, HOWEVER, any Development Expenditures that would not otherwise appear on the Preliminary Closing Date Balance Sheet and the Closing Date Balance Sheet as an Adjusted Current Asset shall be automatically counted as an Adjusted Current Asset on the Preliminary Closing Date Balance Sheet and the Closing Date Balance Sheet for the purposes of calculating the adjustments set forth in Section
2.05 of the Standby Agreement.

     Except as expressly modified hereby, the Standby Agreement and each section thereof shall remain and continue in full force and effect. This letter agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement


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     If this letter agreement accurately sets forth the
agreement between the parties with respect to the matters set forth herein, please execute this letter agreement in the space indicated below and return an original signature page to each of the other persons named below.

                                               Very truly yours,

                                               RESORTS INTERTNATIONAL, INC.

                                               By: ____________________________
                                                   Name:
                                                   Title:

Accepted, acknowledged and agreed to:

P.I. RESORTS LIMITED

By :______________________________
      Name:
      Title:


Consented to, in accordance with
Section 8.05 of the Standby Agreement:

FIDELITY MANAGEMENT & RESEARCH COMPANY


By: _______________________________
      Name:
      Title:



TCW SPECIAL CREDITS

By:     TCW Asset Management Co., its
        managing partner


By: ________________________________
      Name:
      Title:


By: _________________________________
      Name:
      Title:

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